Exhibit 10.37

CONSTRUCTION LOAN AGREEMENT

THIS CONSTRUCTION LOAN AGREEMENT (“Agreement”), dated February 8, 2008, is by and between the Colorado Housing and Finance Authority (the “Authority”), a body corporate and political subdivision of the State of Colorado and Ascent Solar Technologies, Inc., a Delaware corporation (the “Borrower”).

In consideration of the mutual covenants and agreements herein contained, the Borrower and the Authority agree as follows:

1.             Loan and Purpose. The Authority agrees to lend and the Borrower agrees to borrow from the Authority up to Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) (the “Loan”) for the acquisition and renovation of a commercial facility located at 12300 Grant Street, Thornton, CO 80241, consisting of a building and improvements (the “Improvements”) upon the real property described in Exhibit A  attached hereto (the “Property”). The Loan will be disbursed to the Borrower subject to all of the terms, provisions, conditions, covenants and agreements contained in this Agreement and a Disbursement Agreement of even date herewith among the Authority, the Borrower and the Escrow Agent (as defined in the Disbursement Agreement). The Loan is evidenced by a promissory note of even date herewith (the “Note”) and secured by a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases of even date herewith (the “Deed of Trust”). The Authority agrees to make an initial advance in an amount of no more than Four Million One Hundred Thirty-Six Thousand Five Hundred Dollars ($4,136,500.00), to fund the acquisition of the Property and Improvements by Borrower. The balance of the Loan shall be available to fund renovations to the Improvements, in accordance with the terms and provisions of this Agreement. Notwithstanding anything herein to the contrary, the Authority reserves the right at any time to refuse to fund any amounts hereunder if the Authority determines, in its sole judgment, that either the Borrower or the Loan fails to strictly conform to the requirements of the Commitment (defined below), this Loan Agreement, the Authority’s Business Finance Credit Policy, or the Authority’s Direct Loan Program Guidelines.

2.             Conditions Precedent to Initial Advance for Acquisition. Prior to the advance of any Loan proceeds under this Agreement and as a condition precedent to the initial advance of Loan proceeds by the Authority for the Borrower’s acquisition of the Property and Improvements, all of the following conditions shall have been satisfied, which satisfaction shall be determined by the Authority in its sole discretion:

(a)             The Construction Loan Conditions set forth in that certain Construction and Permanent Loan Commitment issued by the Authority dated January 16, 2008 (the “Commitment”), including, but not limited to, those conditions set forth in Paragraphs 12, 13, 16, and 17, and Paragraphs A and B of Exhibit A thereof, which conditions are incorporated herein by reference, shall have been satisfied.

(b)             Borrower shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Disbursement Agreement, and any other document evidencing, securing or executed in connection with the Loan (the “Loan Documents”) to be performed or complied with by it on or before the date of such advance. Notwithstanding the foregoing, the Authority may, in its sole discretion, make advances notwithstanding the Borrower’s failure to fully perform or so comply however any such advance shall be deemed to have been made pursuant to this Agreement and shall not be deemed a waiver by the Authority of such failure or any future performance therewith.

3.             Conditions Precedent to Commencement of Construction, Additional Advances. The Borrower shall not begin construction of any of the Renovations, defined below, until (x) the conditions set forth in Section 2 hereof, and the further conditions set forth in subparagraphs (a), (b), (c), (d), and (e) of this section, have been satisfied and, in addition, (y) the Loan is in balance as of the date of the commencement of the Renovations, as set forth in greater detail in subparagraph (k) hereof, and (z) the Authority has confirmed, in writing to Borrower, the satisfaction of such conditions. In addition, the Authority’s obligation to make any additional advance of Loan proceeds or of any funds deposited by Borrower pursuant to the terms hereof after the initial advance, and each and every such additional advance to be made by the Authority hereunder, shall be subject to the satisfaction of the conditions precedent listed in Section 2, and to the following:

(a)             Borrower shall have furnished to the Authority for its review and approval a set of the final plans and specifications (the “Plans”) for the renovations to the Improvements (the “Renovations”) which shall have been approved by the Authority. A copy of the Plans shall be incorporated herein by this reference when received and approved by the Authority. No material changes in the Plans shall be made without the prior written approval of the Authority.

(b)             Borrower shall have furnished to the Authority for its review and approval, a copy of the final “line item” construction budget (the “Budget”) and executed schedule of values (the “Schedule of Values”) prepared by the Contractor and co-signed by Borrower and approved by Lender, disclosing the various subcontracts and other contracts and agreements, written or oral, entered into by the Contractor in connection with construction of the Renovations, setting forth: (A) the names of all subcontractors and other parties with whom the Contractor has contracted or agreed to date; (B) whether such contract or agreement is written or oral; (C) the labor, materials or other work to be furnished pursuant thereto; (D) the amount of each subcontract, contract or other agreement; (E) the amounts paid to date; and (F) the balance due thereunder, and attaching copies of each such written subcontract, contract and other agreement. Borrower shall also furnish a final construction completion schedule for approval by the Authority.

(c)             Borrower shall have provided to the Authority for its review and approval a copy of the fully executed contract for the construction of the Renovations (the “Construction Contract”) with Borrower’s general contractor (the “Contractor”), and any principal subcontracts. The Construction Contract and such other principal contracts as determined by the Authority shall be collaterally assigned to the Authority pursuant to agreements satisfactory to the Authority. The Construction Contract and principal subcontracts must provide a minimum one-year warranty of all work and against latent defects.

(d)             Borrower shall have obtained and delivered to the Authority all necessary building permits issued by the appropriate governmental authority for all Renovations.

(e)             Borrower shall have delivered evidence of its policy of builder’s all risk insurance and the Contractor’s policy of commercial general liability insurance in accordance with the provisions of the Commitment.

(f)              All materials incorporated in the Improvements shall have been purchased so that the absolute ownership thereof shall become vested in Borrower immediately upon delivery thereof to the Property or installation in the Improvements.

(g)             Neither the Improvements nor any other part of the Property shall have been materially injured or damaged by any casualty, or condemned or threatened with condemnation.

(h)             The Authority shall have been furnished with an endorsement to the title insurance policy issued by Land Title Guarantee Company (the “Title Company”) disclosing no additional exceptions to title to the Property or Improvements and increasing the amount of the coverage equal to the amount of the advance requested plus the total of all prior advances and deleting the mechanic’s and materialmen’s lien exception with respect thereto.

(i)              Borrower shall be in compliance with all governmental regulations pertaining to the zoning, construction, maintenance and operation of the Improvements.

(j)              The Authority shall have inspected the work in place and determined that all Renovations completed to the date of the request for an advance have been performed in accordance with the Plans in a good and workmanlike manner and that the Renovations theretofore completed are of a value reasonably determined by the Authority to be not less than the amount theretofore disbursed, plus the amount requested. The Authority and its agents shall have the right of entry and free access to the Improvements during normal business hours and the right to inspect all work done, and materials, equipment and fixtures furnished, installed or stored in and about the Improvements and to inspect all books, contracts and records of the Borrower.

(k)             The Loan shall be and remain in balance. The Loan shall be deemed to be in balance only when the undisbursed proceeds of the Loan (after provision for reserves, fees, expenses and other deposits required by the Authority) equal or exceed the amount necessary (based on the Authority’s estimate of the cost to complete construction of the Renovations) to pay for all work completed and all materials delivered, for which payment has not been made, and the cost of completing the Renovations in accordance with the Plans.

(l)              Changes in the Plans, or changes by altering or adding to the work contemplated, or orders for extra work must have received the prior written approval of the Authority.

4.             Disbursement of Loan Proceeds. The Loan proceeds, as well as any funds that may be deposited by the Borrower pursuant to the terms hereof, shall be held by the Authority and disbursed through the Escrow Agent from time to time in accordance with the following:

(a)             Except for the initial disbursement to be made by the Authority at closing of the Loan to fund the Borrower’s acquisition of the Property and Improvements, the Borrower shall make applications for disbursements of the Loan proceeds (each a “Draw Request”) in accordance with the Disbursement Agreement.

(b)             If, at any time a mechanic’s lien is filed against the Property and Improvements or a notice of intent to file a mechanic’s lien is filed which is not released or otherwise satisfied to the Authority’s satisfaction, or if the Borrower fails to comply with any of the other terms, conditions and provisions of this Agreement, or if the Authority determines, which determination shall be binding on Borrower, that the materials furnished or work performed do not comply with the Plans, or if the Authority determines that the work done at that particular stage of construction has not been done in a good and workmanlike manner, or if Borrower is in any way in default under the Loan Documents, the Authority may, at its option, refuse to make a disbursement pursuant to any Draw Request until such conditions have been remedied to the satisfaction of the Authority and may exercise its other rights and remedies under the Loan Documents.

(c)             If the Authority determines that the Loan is not in balance and there are insufficient undisbursed Loan proceeds to enable the Borrower to complete the construction of the Renovations, or make any other payments required herein or under the Loan Documents, including but not limited to the payment of all items described in paragraph (f) of this Section 5 (the “Other Costs”), or if there are insufficient funds in a line item, as shown on the Budget or Schedule of Values, then the Authority may refuse to make any further disbursements of Loan proceeds until Borrower shall have deposited with the Title Company an amount (the “Borrower’s Balancing Funds”) equal to the greater of: (i) the amount as determined and certified by a licensed architect, employed at Borrower’s expense and approved by the Authority, as the amount required to complete the Renovations in accordance with the Plans together with payment of the Other Costs; (ii) the amount of any subcontracts and/or firm quotations for the completion of any such work together with payment of the Other Costs; or (iii) an amount determined necessary by the Authority to bring the Loan in balance. The Borrower’s Balancing Funds shall be deposited into an interest-bearing account established by the Title Company for the purpose of disbursing the Loan proceeds and shall for all purposes become a part of the Loan proceeds as provided herein and in the Disbursement Agreement and shall be disbursed first to fund Draw Requests prior to the disbursement of any further Loan proceeds. All Borrower’s Balancing Funds are hereby pledged to secure the Loan and in the event of default by Borrower under the Loan Documents, Borrower’s Balancing Funds may, at the option of Lender, be applied either to the completion of the Renovations or the amounts due to the Lender under the Loan Documents.

(d)             The Authority may, without the consent of the Borrower, but with prior notice to Borrower before disbursement, authorize the disbursement to itself from the Loan proceeds any sums payable to the Authority by the Borrower on account of recording costs, title insurance costs, loan fees, attorney fees, interest, loan extension fees, insurance, taxes and inspection fees all as provided for in the Loan Documents; provided, however, that Borrower may pay any of such items and upon furnishing receipt evidencing such payments, shall be entitled to reimbursement from the Loan proceeds, provided there are sufficient funds to complete the construction of the Renovations and such items are included in the Budget.

5.             Additional Conditions for Final Disbursement. In addition to the satisfaction of all other conditions for the disbursement of Loan proceeds, the final disbursement of Loan proceeds and retainage shall be subject to the following:

(a)             Receipt and approval by the Authority of a final certificate of occupancy or other evidence of the completion of construction and approval of the Improvements for occupancy from the applicable governmental authority.

(b)             Receipt and approval by the Authority of Certificates of completion from Borrower’s architect stating that the Renovations have been completed substantially in accordance with the Plans and all applicable requirements of governmental authorities and that an authorized representative of the party executing the certificate made such periodic inspections of the Renovations during the course of construction as it deemed necessary as the basis of such certification, and any other evidence reasonably required by Authority that the Renovations have been completed in compliance with all requirements of governmental authority.

(c)             Such final lien waivers, certificates and estoppels as the Authority or Title Company may reasonably require from Borrower’s architect, general contractor, and all other contractors, subcontractors and material suppliers retained by Borrower or Borrower’s general contractor or any subcontractor which have performed work on the Property or provided labor, materials or supplies in connection therewith certifying receipt of the final payment of all sums owing to each of such parties from Borrower with respect to the construction and stating that each such party has no claim against Borrower, the construction or any Loan funds arising out of or in connection with such work, labor, materials or supplies.

(d)             An affidavit and indemnity duly executed by Borrower stating that each person providing any material or performing any work in connection with the construction for Borrower, the general contractor and all subcontractors has been paid in full or will be paid in full from the proceeds of such advance, and that lien waivers have been received from all contractors, subcontractors and suppliers who have performed work or supplied materials in connection with the construction of the construction for Borrower, the general contractor and all subcontractors.

(e)             The Authority agrees that if upon final completion of the Renovations the total actual costs of the acquisition and renovation of the Property and Improvements is less than the amount estimated as of the execution of the Commitment and therefore the Borrower’s equity advanced at closing is more than the fifteen percent (15%) of such costs required in the Commitment, the Authority agrees to refund the amount of such excess equity to Borrower from the Loan proceeds, less any Cost of Funds Reimbursement due to the Authority pursuant to the Note if the final amount advanced under the Loan is less than $6,750,000.

6.             Commencement and Completion of Construction. Borrower shall commence the Renovations no later than sixty (60) days after the date hereof, but in no event prior to the satisfaction of the conditions to commencement of the Renovations set froth in Section 3 hereof, and shall prosecute the construction or rehabilitation with due diligence and shall complete the Renovations by no later than December 8, 2008 (the “Completion Date”), in strict compliance with the Plans and applicable rules and regulations and in a good and workmanlike manner. Should the costs to complete the Renovations exceed the remaining Loan proceeds, Borrower hereby agrees to complete and pay for the remaining Renovations on or before the Completion Date.

7.             Representations, Warranties and Covenants of Borrower. The Borrower represents and warrants to, and covenants and agrees with the Authority as of the date of any disbursement hereunder as follows:

(a)             The Borrower is a corporation formed under the laws of the State of Delaware and is validly organized, existing and in good standing under said laws and is duly qualified to do business under the laws of the State of Colorado.

(b)             The Borrower has full power to enter into and perform its obligations under this Agreement, the Note, and the Loan Documents. The execution and delivery of this Agreement, the Note, and the Loan Documents and the performance and observance of their terms, conditions and obligations have been duly authorized by all necessary action on the part of the Borrower. This Agreement, the Note, and the Loan Documents constitute, and any other agreement required hereby will constitute, when executed and delivered by the Borrower, to the Authority, valid and binding obligations of the Borrower enforceable in accordance with their terms.

(c)             The financial statements of the Borrower delivered to the Authority continue to fairly represent the financial condition of the Borrower and no material adverse change has occurred in the conditions reflected therein since its date. No additional material obligations have been entered into by the Borrower since the date of its financial statements other than as disclosed to the Authority in writing.

(d)             There is no default on the part of the Borrower under this Agreement or any Loan Document and no event has occurred that with notice or the passage of time or both would constitute a default hereunder or under any such document.

(e)             The construction of the Renovations and the proposed use thereof, comply with all applicable zoning, environmental protection, use and building codes, laws, regulations and ordinances. The Plans have been approved by all applicable governmental authorities and/or architectural control committees, and with respect to the Property and Improvements, Borrower has no knowledge of any violations of any laws, ordinances, codes, requirements, orders or covenants of any governmental entity, agency, instrumentality or association having jurisdiction over the Property.

(f)              All utility services and facilities necessary for the construction of the renovations in the Improvements and the full enjoyment thereof are available at the boundaries of the Property. All utility companies and governmental authorities have agreed to serve the Property with utility services and facilities, and any required utility taps have been issued by the appropriate governmental authority and/or utility companies. All roads necessary for the full utilization of the Property and Improvements for their intended purposes have been completed and the necessary rights of way therefor have been dedicated for public use and accepted by the appropriate governmental authority.

(g)             All the necessary licenses, authorizations, consents, approvals and permits required for the development of the Property and construction or rehabilitation of the Improvements thereon have been obtained.

(h)             Borrower shall expend the Loan proceeds received hereunder solely for the purpose of paying costs identified in the Budget and shall in no event use the Loan proceeds for any other purpose.

(i)              Borrower shall correct any defect in the Renovations and Improvements or any deviation from the Plans not approved by the Authority. The advance of any Loan proceeds shall not constitute a waiver of the right of the Authority to require compliance with this covenant with respect to any such defects or deviations from the Plans not theretofore discovered by the Authority.

(j)              The Improvements do not, and when renovated will not, encroach upon or overhang any easement or right-of-way, or adjoining land, and are or will be wholly within any building restriction and/or set back lines.

(k)             Borrower shall, at the completion of the Renovations, provide the Authority with a certification of actual costs, executed by the Borrower and its Architect.

(l)              Borrower shall not amend the Construction Contract, any principal subcontract, or the contract with Borrower’s Architect, without the prior written consent of the Authority.

(m)            At all times, the outstanding balance on the Loan shall be no more than eighty-five percent (85%) of the lesser of the cost of the Property plus the Renovations or the “as completed” appraised value of the Property, as renovated.

8.             Events of Default. The occurrence of any one or more of the following events or existence of one or more of the following conditions, with respect to the Borrower, shall constitute an Event of Default under this Agreement:

(a)             There shall occur an event of default under the terms of the Note, this Agreement, any other Loan Documents or any other document executed in connection herewith.

(b)             If the Borrower at any time prior to the completion of the Renovations abandons the same or ceases work thereon for a period of more than twenty (20) days or fails to complete the construction or rehabilitation of the Improvements strictly in accordance with the Plans, except as such failure or cessation of work is due to matters not within the control of the Borrower, or makes material changes in the Plans without first securing the written approval of the Authority, or otherwise fails to comply with the terms hereof.

(c)             Any representation or warranty made in writing to the Authority herein or in connection with the making of the Loan, or any certificate, statement or report made in compliance with this Agreement by the Borrower shall prove at any time to have been incorrect in any material respect when made; or the Borrower shall fail to perform or observe any covenant contained herein and such failure shall not be cured within thirty (30) days after the Borrower has been notified of such failure by the Authority.

(d)             The Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt or admit in writing the inability to pay debts as they mature, petition or apply to any tribunal for the appointment of a receiver or any trustee or similar officer for the Borrower or a substantial part of the assets of the Borrower, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Borrower, that remains undismissed for a period of sixty (60) days or more; or the Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding, or the appointment of a receiver of or any trustee or similar officer for the Borrower or any substantial part of any of the properties of the Borrower, or shall suffer any such receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower and such judgment, writ or similar process shall not be released, vacated or fully bonded within sixty (60) days after its issue or levy.

(e)             Any action shall be taken by any governmental authority that would materially and adversely affect the use or occupation of the Improvements for their intended purpose and such action shall not have been reversed or remedied within a period of ten (10) days from the taking thereof, or such additional time as such governmental authority may grant to Borrower to secure a reversal or remedy without enforcement of its initial action.

(f)              A lien or other encumbrance (other than as permitted by the Loan Documents) shall be filed against the Property or Improvements or any other security for the Loan and the same shall not have been removed or the Borrower shall not have posted adequate security therefor within ten (10) days after the filing thereof.

(g)           This Agreement or the Note, or any Loan Document shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny that it has any or further liability or obligation hereunder or thereunder.

(h)           Borrower shall execute any security agreement with respect to any materials, fixtures or articles used in the construction of the Renovations or with respect to any articles of personal property located therein and secured by the Loan Documents, or such articles secured by the Loan Documents are purchased pursuant to any conditional sales contract or other security agreement.

(i)            The Authority shall determine that the estimated cost to complete the construction of the Renovations is in excess of the amount of funds available to Borrower to complete and pay for such construction and items, and such deficiency is not corrected within ten (10) days after notice to Borrower by the deposit with the Authority of such amounts which when added to the undisbursed Loan funds shall be sufficient to enable the completion and payment of the costs of construction of the Renovations.

(j)            The Borrower defaults in the performance of any term, covenant, or condition to be performed hereunder and such default is not remedied within twenty (30) days, unless a longer period of time is reasonably required to cure the default, from and after written notice from the Authority to the Borrower, specifying said default.

9.             Remedies.

(a)           Upon the occurrence of any Event of Default that is not cured as otherwise provided herein or in the other Loan Documents, and at any time thereafter, the Authority may, at its option, terminate this Agreement and shall be under no further obligation to make payments or disbursements hereunder or take any other action with respect to this Agreement. If the Authority so elects to terminate this Agreement, it may use and apply any undisbursed Loan proceeds together with any Borrower’s Balancing Funds, regardless of the purpose for which such funds were deposited, in such manner and for such purposes as it may determine. The Loan, with all accrued interest and other amounts payable hereunder, shall, at the option of the Authority, become immediately due and payable without presentment, demand, protest or other notice of any kind all of which are expressly waived by the Borrower. The Authority may proceed with every remedy available at law or equity or provided for herein or in any document executed in connection herewith, and all expenses incurred by the Authority and any assignee of the Authority in connection with any remedy shall be deemed indebtedness of the Borrower to the Authority or such assignee and a part of the Secured Obligations (as defined in the Deed of Trust).

The Authority may apply the proceeds from any collateral for the Loan or from any other source against any of the Secured Obligations as and in any order it sees fit.

(b)             If the Authority elects not to terminate this Agreement, it may enter into possession of the premises and perform any and all work and labor necessary to complete the Renovations substantially according to the Plans. All sums expended by the Authority to complete the Renovations shall be deemed to have been paid to the Borrower and secured by the Deed of Trust. For this purpose, the Borrower hereby constitutes and appoints the Authority its true and lawful attorney-in-fact, with full power of substitution in the premises, to complete the construction or rehabilitation of the Improvements in the name of the Borrower. The Borrower hereby empowers the Authority as follows: (i) to use any undisbursed Loan proceeds and Borrowers Balancing Funds, including any balance which may be held in escrow, for the purpose of completing the Renovations in the manner called for by the Plans; (ii) to make such additions, changes and corrections in the Plans as shall be necessary or desirable to complete the Renovations in substantially the manner contemplated by the Plans; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; (iv) to pay, settle or compromise all existing bills and claims which may be liens against the mortgaged property, or as may be necessary or desirable for the completion of the Renovations, or for clearance of title; (v) to execute all applications and certificates in the name of the Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the mortgaged premises or the Renovations and to take such action and require such performance as it deems necessary under the accepted guaranty of completion; and (vii) to do any and every act which the Borrower might do in its own behalf. It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. The Borrower hereby assigns and quit claims to the Authority all Loan proceeds unadvanced under the Note and all Borrower’s Balancing Funds for use in completing the Renovations, such assignment to become effective only in case of the Borrower’s uncured default.

(c)             No delay or failure of the Authority in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of the right by the Authority and no exercise or partial exercise or waiver of any right or remedy shall be deemed a waiver of any further exercise of such right or remedy or of any other right or remedy that the Authority may have. The enforcement of any rights of the Authority as to any security for the Loan shall not affect the rights of the Authority to enforce payment of the Loan and to recover judgment for any portion thereof remaining unpaid. The rights and remedies herein expressed are cumulative and not exclusive of any right or remedy that the Authority shall otherwise have.

10.           Rights of the Authority. The Authority may assign, negotiate, pledge or otherwise hypothecate this Agreement, the Note and the Loan Documents or any of its rights and security hereunder or thereunder, in whole or in part. In case of such assignment, the Borrower will accord full recognition thereto and hereby agrees that all rights and remedies of the Authority in connection with the interests so assigned shall be enforceable against the Borrower by the assignee thereof.

11.           Miscellaneous Provisions.

(a)             Based upon periodic physical inspections, the documentation for Loan advances, and upon information supplied by the Contractor, the Borrower shall monitor progress of construction under the Construction Contract and under each subcontract and shall make a monthly assessment as to the possibility that there may be cost overruns in connection with such contract or subcontracts. The Borrower shall promptly notify the Authority of any such potential cost overruns.

(b)             Borrower shall be liable to the Authority for all sums paid or incurred in excess of the amount of the Loan for the completion of the Renovations, whether the same shall be paid or incurred pursuant to provisions of this Agreement or the other Loan Documents, or otherwise and for all accrued interest. All payments made or liabilities incurred in excess of the amount of the Loan by the Authority under this Agreement or other Loan Documents of any kind whatsoever, including attorneys’ fees, shall be paid by Borrower to the Authority upon demand with interest at the default rate set forth in the Note to the date of payment to the Authority and all of the foregoing, including interest, shall be deemed and shall constitute advances under this Agreement.

(c)             Any obligation of the Authority to make advances hereunder is imposed solely and exclusively for the benefit of Borrower and no other person, firm or corporation shall, under any circumstances, be deemed to be a beneficiary of such condition, nor shall it have any derivative claim against the Authority.

(d)             Neither this Agreement nor any provision hereof may be changed, waived, discharged, or terminated orally and may only be modified or amended by an instrument in writing, signed by the parties hereto.

(e)             Inspections and approval of the Plans, the Renovations, the Improvements and the workmanship and materials used therein impose no responsibility or liability of any nature or kind whatsoever on the Authority to Borrower and/or any third parties. The parties hereby expressly agree and acknowledge that their relationship is that of lender and borrower and that no other relationship, including that of joint venture, partnership or other common enterprise is created by this Agreement or the other Loan Documents.

(f)              All rights, powers, and remedies herein given to the Authority are cumulative and not alternative, and are in addition to all other statutes or rules of law. Any forbearance or delay by the Authority in exercising the same shall not be deemed to be a waiver thereof and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by the Authority. All representations, warranties and covenants by Borrower shall survive the making of the advances of the Loan and the provisions hereof shall be binding upon Borrower, its successors and assigns and inure to the benefit of the Authority, its successors and assigns.

(g)             During the term of the Loan, Borrower shall not, without the prior written consent of the Authority, create or incur or suffer to be created or incurred any encumbrance, mortgage, pledge, lien or charge of any kind upon the Property or the Improvements other than encumbrances permitted hereby.

(h)             Borrower agrees that, in the event there is any conflict between the terms and conditions of this Agreement and the Note and Deed of Trust, the Note and Deed of Trust shall prevail.

(i)              All notices required under this Agreement shall be in writing and shall be deemed to have been sufficiently given or served when presented personally or when deposited in the United States mail, by registered or certified mail, addressed to the parties at the address set forth in the Deed of Trust. Such addresses may be changed by notice to the other party given in the same manner as provided in the Deed of Trust.

(j)              This Agreement and all matters of construction and performance relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado.

(k)             This Agreement may be executed in several counterparts.

(l)              The rights and obligations of Borrower under this Agreement may not be assigned without the prior written consent of the Authority.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AUTHORITY:

Colorado Housing and Finance Authority

		By:	/s/ Charles L. Borgman
Charles L. Borgman, General Counsel

BORROWER:

Ascent Solar Technologies, Inc., a Delaware corporation

ATTEST:

By:	/s/ R. Scott Burrows	By:	/s/ Matthew B. Foster
	R. Scott Burrows, Secretary		Matthew B. Foster, President

EXHIBIT A

(Attached to and forming part of a Construction Loan Agreement dated as of February 8, 2008, by and between the Colorado Housing and Finance Authority and Ascent Solar Technologies, Inc., a Delaware corporation.)

LEGAL DESCRIPTION

Lot 4, Block 7, Washington Square Subdivision - Amended, County of Adams, State of Colorado.